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                                    AGREEMENT

     Pursuant to Rule 13d-l(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Breed Technologies, Inc.

     EXECUTED as a sealed instrument this 17 day of March, 2000.

                                        J. BREED, LTD.

                                        By: JOHNNIE BREED, INC.
                                        Its: GENERAL PARTNER

                                        By: /s/ Johnnie Cordell Breed
                                           -------------------------------------
                                             Johnnie Cordell Breed
                                        Its: Sole Director and Sole Executive
                                             Officer

                                        JOHNNIE BREED, INC.

                                        By: /s/ Johnnie Cordell Breed
                                           -------------------------------------
                                             Johnnie Cordell Breed
                                        Its: Sole Director and Sole Executive
                                             Officer

                                        /s/ Johnnie Cordell Breed
                                        ----------------------------------------
                                        Johnnie Cordell Breed (Individually)

                                        A. BREED, LTD.
                                        BY: ALLEN BREED, INC.

                                        By: /s/ Terry Cordell
                                           -------------------------------------
                                             Terry Cordell
                                        Its: Sole Director and Sole Executive
                                             Officer

                                        ALLEN K. BREED

                                        By: /s/ Daniel Edelman
                                            ------------------------------------
                                             Daniel Edelman,
                                             Personal Representative


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